UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
c/o U.S. Bank Global Fund Services
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  September 30, 2020

Item 1. Report to Stockholders.

SEMI-ANNUAL REPORT
SEPTEMBER 30, 2020

Advised by NorthCoast Asset Management, LLC

Important Notice: The U.S. Securities and Exchange Commission will permit funds to make shareholder reports available electronically beginning January 1, 2021. Accordingly, paper copies will no longer be mailed. Instead, at that time, the CAN SLIM® Tactical Growth Fund (the “Fund”) will send a notice, either by mail or e-mail, each time your fund’s updated report is available on our website at www.northcoastam.com. Investors enrolled in electronic delivery will receive the notice by e-mail, with links to the updated report and don’t need to take any action. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notice in the mail. All investors who prefer to receive shareholder reports in a printed format may, at any time, choose that option free of charge by calling (800) 558-9105.

WWW.NORTHCOASTAM.COM
(800) 558-9105

TABLE OF CONTENTS

A Message to Our Shareholders	1

Sector Allocation	10

Schedule of Investments	11

Statement of Assets and Liabilities	15

Statement of Operations	16

Statements of Changes in Net Assets	17

Financial Highlights	18

Notes to Financial Statements	19

Expense Example	28

Approval of Investment Advisory Agreement	30

Statement Regarding Liquidity Risk Management Program	35

Additional Information	36

Privacy Notice	38

CAN SLIM® TACTICAL GROWTH FUND

Dear Fellow Investor,

CAN SLIM® Tactical Growth Fund
CANGX
NorthCoast Asset Management, Adviser
Semi-Annual Report, September, 2020

“Lighthouses don’t go running all over an island looking for boats to save; they just stand there shining.”

– Anne Lamott

I have always loved the lighthouse metaphor for what we do at NorthCoast. It’s my belief that managing money requires guiding lights or foundational principles to help navigate the never-ending day-to-day financial crosswinds. This year the storms we’ve faced have been historically intense with unprecedented market, economic, and political action and reaction:

1.
The steepest and quickest bear market decline ever - It took just 16 trading days for the Dow Jones to push into bear market territory and a 20% decline, with the S&P 500® and Nasdaq Composite Indexes one trading day behind. On an aggregate basis from peak to trough, the S&P 500® declined 34% in only 33 calendar days thanks to the Coronavirus panic. Compare that to the average bear market correction, which has historically taken at least 11 months to decline 30%.

2.
The highest volatility reading on record - The CBOE Volatility Index, also known as the VIX, measures 30-day forward-looking volatility via options. In March, the VIX hit an all-time high of 85.47, eclipsing its previous record high of 80.86 set during the Great Recession.

3.
The first time crude oil futures contracts pushed into negative territory - We also witnessed history on April 20, when front-running crude oil futures contracts for West Texas Intermediate (WTI) turned negative. It’s not as if WTI futures dipped only a few cents into negative territory. Although the stay below $0 was relatively brief, WTI futures reached minus $40 per barrel before rebounding. Producers were effectively paying buyers to take the product off their hands.

4.
The fastest recovery from a bear market bottom to new highs -Aside from enduring the steepest bear market drop in history, investors were also privy to the fastest recovery to new all-time highs. After bottoming on March 23, it took less than five months

CAN SLIM® TACTICAL GROWTH FUND

for the S&P 500® to rise to a fresh closing high. The Nasdaq Composite did even better, with the index recording more than three dozen record closing highs in 2020.

5.
The first-ever $2 trillion public company in the U.S. - Lastly, we witnessed the first publicly traded company in the U.S. to hit a $2 trillion market cap: Apple. Apple was already doing well heading into late July. Its fiscal third-quarter earnings report showed surprising double-digit sales growth from the prior-year period, with services revenue leading the way during an especially difficult quarter for businesses. However, it was the company’s announcement of a 4-for-1 stock split that appeared to create the euphoria that sent Apple to a market cap of $2.3 trillion before retreating.

In a normal year, any of these market events could be the lead story. But they are dwarfed by the economic, political, and medical stories of 2020: the presidential election, COVID-19 vaccines, the Fed’s declaration of war against a recession, and Congressional stimulus packages. Given all that’s happening, I want to take time to highlight a few lighthouses that we use as these storms continue to roll in.

First, Data and Discipline will Outperform Instinct and Intuition. This is a cornerstone belief for us and has been on display every day since the storms rolled in during February. Markets move for four reasons: Macroeconomic (+/- change in economic activity and production), Sentiment (optimism/pessimism for future economic conditions), Technicals (+/- change in asset prices) and Valuation (what are people paying for future earnings). We measure over 40 signals from these four dimensions every day, then adjust portfolios based on whether these data points indicate future gains or potential losses.

However, as referenced above, this market has many historical firsts. So if you use models built from 75 years of market history what do you do when you are seeing something for the first time? Well for us, we do not give up on data; we simply collect new and more relevant datasets to help us navigate. Below are some examples of data we’ve been using to complement our foundational thinking: Chart 1: How much global governmental support is at play? (A LOT!!); Chart 2: How is high frequency economic activity acting? (Improving still!); and Chart 3: Seven-day averages for COVID-19 cases and deaths (better but not great).

Considering all this, we are optimistic about the market over the next 6 months.

CAN SLIM® TACTICAL GROWTH FUND

Chart 1: Fiscal Response to COVID-19 (% of GDP)

Source: IMF Fiscal Monitor, J.P. Morgan Asset Management.

Fiscal measures are estimates from the IMF’s Fiscal Monitor Database from June 2020.

Chart 2: High-Frequency Data (Year-over-Year % Change)*

Source: App Annie, Chase, Mortgage Bankers Association (MBA), OpenTable, STR, Transportation Security Administration (TSA), J.P. Morgan Asset Management. *App Annie data is compared to 2019 average and includes over 600 travel and navigation apps globally, including Google Maps, Uber, Airbnb and Booking.com.

CAN SLIM® TACTICAL GROWTH FUND

Chart 3: Change in Confirmed Cases and Fatalities in the U.S. (7-day moving average, as of 9/30/20)

Source: Johns Hopkins CSSE, J.P. Morgan Asset Management.

Second, A Stock’s Performance Over Time Will be a Reflection of its Underlying Factors. We use 21 factors to measure whether a stock is a good investment or not – things like earnings growth, profit margin expansion, whether institutions are shorting the stock, is it cheap or expensive, is management buying or selling their stock, etc. This has been a very productive way to differentiate winners or losers over time.

This does not mean that it works all the time, however. I wish it did! There is no easy money in the stock market. It means instead you have to be patient and disciplined because it’s not always going to work for you. And for about 18 months this has been quite a challenge. Why? Because only one factor has dominated performance – market cap, or, put more simply, size.

Would you put $226,000 of your $1 million into five stocks? Well if you want your portfolio to keep pace with the S&P 500®, that’s what you have to do right now because the top five largest stocks are currently 22.6% of the S&P 500®. It is an idea that doesn’t work out well historically and one of the reasons we are underweight these popular names. Can you believe that four out of the top five stocks in terms of market cap from 2000 are still below their prices from 20 years ago? (General Electric [GE] $58 vs $6, Cisco [CSCO] $77 vs $38, Exxon Mobil [XOM] $40 vs $34, Pfizer [PFE] $48 vs $36). Incredible.

CAN SLIM® TACTICAL GROWTH FUND

Weight of the Top 5 Largest Stocks in the S&P 500® (% of market capitalization of the S&P 500®)

Source: FactSet, Standard & Poor’s, J.P. Morgan Asset Management.
Information Technology sector’s peak weight in the S&P 500® during the Tech bubble was in 8/31/2000, and peak earnings per share contribution to the S&P 500® was in 10/31/2000.

Another way of looking at this is to compare the performance of the cap-weighted S&P 500® (which is very influenced by size) to the exact same stocks equal-weighted:

S&P 500® YTD: +5.6%
S&P 500® Equal Weight YTD: -4.8%

Source: Bloomberg

That 10% difference is attributable to nothing else but size. Strikingly similar, small-cap stocks measured by Russell 2000 are even worse off at -9% year-to-date. This is exactly the run up we saw in 1999 when big stocks dominated and look what happened 5 years later – equal weight beat cap-weighted by +47%!

Total Returns as of 12/31/2004

	1 year	3 year	5 year
S&P 500® Index	10.88%	11.13%	-10.99%
S&P 500® Equal Weight	16.48%	28.76%	36.02%
Source: Bloomberg

Now is the time to be consistent and disciplined ‒ we have seen this movie before. Mean reversion is a powerful market force. It’s clear to me that investors who had significant losses from 2000-2003 are unfortunately doomed to repeat those mistakes in the current environment by chasing stocks that don’t have the ingredients for long-term success.

CAN SLIM® TACTICAL GROWTH FUND

The third and final lighthouse for this letter is Election Outcomes Don’t Mean That Much to the Stock Market. We all need to try to resist grand, linear (Linear = if Candidate X wins, this will then happen) arguments about what this means to the market. Why? Because the market doesn’t really care. The market cares about the dimensions I discussed above – the economy, the valuation, the technicals, and the sentiment of the participants. That is where we will continue to keep our attention.

To be sure, there will be anxious moments ahead. Volatility is rising and COVID-19 cases remain stubbornly high, but remember the market will very quickly move past the news stories on to what matters to investors. We remain focused on the lighthouses which have provided the foundational guidance for our investment decisions throughout this turbulent year.

Throughout the past two quarters the market and economy have been clawing back after the initial economic hit of the COVID-19 pandemic. During this time, the Fund maintained a moderate stance as signals from the four dimensions from which we assess market outlook (Technical, Sentiment, Macroeconomic and Valuation) fluctuated. Valuation signals were negative throughout the last 2 quarters, especially as U.S. equity indexes hit all-time highs led by the tech sector. Technical indicators were positive throughout the upswing with positive momentum and price action. Sentiment was more varied and tended to be tied to the progress of economic recovery. We saw some marked improvements in the last months of Q3. Macroeconomic conditions have swung back to positive with good preliminary Gross Domestic Product (GDP) growth numbers for Q3. However, the U.S. economy is still smaller than it was at the end of last year by measure of GDP, and increasing COVID-19 cases pose a risk to further recovery.

The Fund entered Q2 (April 1) approximately 77% equity invested and averaged an equity exposure of 74% throughout the two quarters.  The cash and fixed income exposure averaged approx. 26% over the six-month period ending September 30, 2020. Performance of the Fund for the period was 22.15% versus 32.10% for the S&P 500® index, relatively under-performing by 9.98%.

The largest allocation differences versus the S&P 500® Index were overweight Health Care and Materials, and underweight Communication Services, Information Technology and Consumer Discretionary. Overall, our sector allocation decisions had a slightly negative impact on the relative performance. Residual contribution was

CAN SLIM® TACTICAL GROWTH FUND

positive in Health Care, Materials, and Industrials, while negative in Information Technology, Financials, and Communication Services.

Among the holdings, Enphase Energy (ENPH), Kirkland Lake Gold (KL) and SPS Commerce Inc. (SPSC) were the biggest positive contributors during the time period, each producing healthy gains. However, a few stocks experienced larger breakdowns due to earnings reports and changes in firm outlook. Allstate Corp (ALL), Baxter International Inc. (BAX) and Cisco Systems (CSCO) were the biggest drags on Fund performance.

In mid-September, the Federal Reserve weighed in on the current economic outlook. They signaled that the near-term recovery from the reduction of mobility restrictions may mask some deeper and longer lasting issues with the economy. Jobless claims have held steady in recent weeks showing that employment gains may be stabilizing after recovering over half of the job losses in spring.

One particular near-term boost to the economy has been a “bullwhip effect.” Softening demand in the first half of the year caused manufacturers to reduce production and rely on existing inventory to meet the lower demand. This has a negative effect on GDP because demand is being met with previously produced supply and new supply is not being produced. As demand picks up, however, production needs to accelerate quickly to both meet the new, higher demand as well as make up for the shortage caused by the reduction in production. This is the bullwhip effect and while temporary it can provide a strong boost to the economy, increasing production throughout entire supply chains.

Emerging market countries are accounting for the majority of new COVID-19 cases globally. However, some developed European countries are experiencing second waves including France, Spain and the UK. For now, no secondary lockdowns have been announced. Canada is also reporting an uptick in cases. U.S. new case numbers are still high at the moment but data points such as infection rate and death rate are ameliorated in most areas. Deaths in the developed countries remain low relative to the first wave of infections due in part to improved understanding and implementation of care as well as more young individuals getting infected relative to elderly, at-risk individuals. Regarding a vaccine, health officials communicated the difficulty of mass producing and distributing a vaccine to the general public, so there may be a long delay between final approval and public access.

CAN SLIM® TACTICAL GROWTH FUND

The S&P 500® finished Q3 in the black with a quarterly return of approximately 8.8%, despite being down -3.8% in the month of September. We maintained a similar investment level as last month in both our tactical Domestic and International flagship programs. We are going to be watching for the latest economic data, any further notes from the Federal Reserve and signs of reversion from mega-cap tech stock gains.

Our market stance is cautiously opportunistic and the Fund begins the 4th quarter 73% invested. We expect short-term volatility due to the presidential election. The persistent risk in the near- and mid-term is the chance of lockdown reinstatement in the U.S. due to increasing COVID-19 cases.

Thank you for your business.  It is a privilege to serve shareholders as advisor to the fund and we look forward to a bright future together.

Sincerely,

Patrick Jamin
NorthCoast Asset Management, LLC

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice.

Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible.  The Fund may invest in foreign securities which will involve greater volatility and political, economic and currency risks and differences in accounting methods. The Fund invests in micro-, small-and medium-capitalization companies, which involve additional risks such as limited liquidity and great price volatility than large-capitalization companies. The Fund will experience portfolio turnover, which may result in adverse tax consequences to the Fund’s shareholders.  Because the Fund can invest in other investment companies your cost of investing in the Fund will be higher than your cost of investing directly in the shares of the mutual funds in which it invests. By investing in the Fund, you will indirectly bear your share of any fees and expenses charged by the underlying funds, in addition to indirectly bearing the principal risks of those funds. Because the Fund invests in ETFs, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares.

Investment performance reflects fee waivers. In the absence of fee waivers, total returns would be reduced.

CAN SLIM® TACTICAL GROWTH FUND

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The NASDAQ Composite Index is a market capitalization-weighted index of over 2,500 common equities listed on the NASDAQ stock exchange. The index encompasses almost all of the companies listed on the exchange and is heavily weighted towards companies in the information technology sector.

The CBOE Volatility Index (VIX) is a calculation designed to produce a measure of constant, 30-day expected volatility of the U.S. stock market, derived from real-time, mid-quote prices of S&P 500® call and put options. On a global basis, it is one of the most recognized measures of volatility.

West Texas Intermediate (WTI) is the main benchmark for the North American crude oil prices.

The Russell 2000 Index is an index measuring the performance approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 serves as a benchmark for small-cap stocks in the United States.

You cannot invest directly in an index.

Earnings per share (EPS) is calculated as a company’s profit divided by the outstanding shares of its common stock. The resulting number serves as an indicator of a company’s profitability. The higher a company’s earnings per share, the more profitable it is considered to be.

Gross Domestic Product (GDP) is the total value of all goods and services produced within a country’s borders over a specific time period. It is expressed as a rate of growth, often annualized, and is generally regarded as a measure economic health.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of holdings, please refer to the Schedule of Investments in this report.  Current and future holdings are subject to risk.

Must be preceded or accompanied by a current prospectus.

The CAN SLIM® Tactical Growth Fund is distributed by Quasar Distributors, LLC.

CAN SLIM® TACTICAL GROWTH FUND

SCHEDULE ALLOCATION (% OF NET ASSETS)
AT SEPTEMBER 30, 2020 (UNAUDITED)

[1]	Cash equivalents, exchange-traded funds and liabilities in excess of assets.

CAN SLIM® TACTICAL GROWTH FUND

SCHEDULE OF INVESTMENTS
AT SEPTEMBER 30, 2020 (UNAUDITED)

Shares		Value

COMMON STOCKS: 72.3%

Aerospace & Defense: 1.1%
2,070	L3Harris Technologies, Inc.	$351,569

Banks: 1.2%
16,235	Bank of America Corp.	391,101

Biotechnology: 2.0%
3,512	Incyte Corp.[1]	315,167
1,197	Vertex Pharmaceuticals, Inc.[1]	325,728
		640,895

Chemicals: 1.4%
675	The Sherwin-Williams Co.	470,299

Commercial Services: 3.1%
4,326	IHS Markit, Ltd.	339,634
660	MarketAxess Holdings, Inc.	317,850
1,247	Moody’s Corp.	361,443
		1,018,927

Computers: 4.4%
9,812	Apple, Inc.	1,136,328
2,624	Fortinet, Inc.[1]	309,133
		1,445,461

Cosmetics & Personal Care: 1.0%
4,218	Colgate-Palmolive Co.	325,419

Diversified Financial Services: 4.8%
3,173	American Express Co.	318,094
5,554	LPL Financial Holdings, Inc.	425,825
2,389	Mastercard, Inc. - Class A	807,888
		1,551,807

Food: 1.0%
9,771	The Kroger Co.	331,335

The accompanying notes are an integral part of these financial statements.

CAN SLIM® TACTICAL GROWTH FUND

SCHEDULE OF INVESTMENTS
AT SEPTEMBER 30, 2020 (UNAUDITED) (CONTINUED)

Shares		Value

COMMON STOCKS: 72.3% (Continued)

Healthcare-Products: 2.4%
5,694	Hologic, Inc.[1]	$378,480
1,011	IDEXX Laboratories, Inc.[1]	397,434
		775,914

Healthcare-Services: 3.6%
3,032	HCA Healthcare, Inc.	378,030
1,128	Humana, Inc.	466,868
1,024	UnitedHealth Group, Inc.	319,252
		1,164,150

Insurance: 1.5%
5,196	The Allstate Corp.	489,151

Internet: 11.4%
1,363	Alibaba Group Holding, Ltd. - ADR[1]	400,695
677	Alphabet, Inc. - Class A1	992,211
183	Amazon.com, Inc.[1]	576,218
189	Booking Holdings, Inc.[1]	323,318
6,187	eBay, Inc.	322,343
2,905	Facebook, Inc. - Class A1	760,819
701	Netflix, Inc.[1]	350,521
		3,726,125

Lodging: 0.9%
6,578	Las Vegas Sands Corp.	306,929

Media: 1.2%
8,162	Comcast Corp. - Class A	377,574

Pharmaceuticals: 8.4%
3,673	AbbVie, Inc.	321,718
1,916	Cigna Corp.	324,589
5,849	CVS Health Corp.	341,582
2,645	Jazz Pharmaceuticals PLC[1]	377,150
2,201	Johnson & Johnson	327,685
4,568	Merck & Co., Inc.	378,916

The accompanying notes are an integral part of these financial statements.

CAN SLIM® TACTICAL GROWTH FUND

SCHEDULE OF INVESTMENTS
AT SEPTEMBER 30, 2020 (UNAUDITED) (CONTINUED)

Shares		Value

COMMON STOCKS: 72.3% (Continued)

Pharmaceuticals: 8.4% (Continued)
2,755	Neurocrine Biosciences, Inc.[1]	$264,921
2,521	Zoetis, Inc.	416,898
		2,753,459

Retail: 9.0%
7,719	Big Lots, Inc.	344,268
1,713	Dollar General Corp.	359,079
1,210	The Home Depot, Inc.	336,029
2,087	Lowe’s Companies, Inc.	346,150
2,646	Target Corp.	416,533
5,292	Walmart, Inc.	740,404
4,267	Yum! Brands, Inc.	389,577
		2,932,040

Semiconductors: 2.9%
5,499	Applied Materials, Inc.	326,916
11,835	Intel Corp.	612,816
		939,732

Software: 9.9%
784	Adobe, Inc.[1]	384,497
2,454	Citrix Systems, Inc.	337,940
1,115	Intuit, Inc.	363,724
6,728	Microsoft Corp.	1,415,100
6,246	SS&C Technologies Holdings, Inc.	378,008
1,596	Workday, Inc. - Class A1	343,348
		3,222,617

Telecommunications: 1.1%
3,213	T-Mobile US, Inc.[1]	367,439

TOTAL COMMON STOCKS
(Cost $20,834,815)		23,581,943

The accompanying notes are an integral part of these financial statements.

CAN SLIM® TACTICAL GROWTH FUND

SCHEDULE OF INVESTMENTS
AT SEPTEMBER 30, 2020 (UNAUDITED) (CONTINUED)

Shares		Value

INVESTMENT COMPANIES: 19.7%
36,994	iShares 1-3 Year Treasury Bond ETF	$3,200,351
63,410	JPMorgan Ultra-Short Income ETF	3,220,911

TOTAL INVESTMENT COMPANIES
(Cost $6,364,930)		6,421,262

SHORT-TERM INVESTMENTS: 8.2%

Money Market Funds: 8.2%
2,673,994	First American Government
	Obligations Fund - Class X, 0.066%[2]	2,673,994

TOTAL SHORT-TERM INVESTMENTS
(Cost $2,673,994)		2,673,994

TOTAL INVESTMENTS IN SECURITIES: 100.2%
(Cost $29,873,739)		32,677,199
Liabilities in Excess of Other Assets: (0.2)%		(58,639)
TOTAL NET ASSETS: 100.0%		$32,618,560

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
[1]	Non-income producing security.
[2]	Annualized seven-day effective yield as of September 30, 2020.

The accompanying notes are an integral part of these financial statements.

CAN SLIM® TACTICAL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
AT SEPTEMBER 30, 2020 (UNAUDITED)

ASSETS
Investments in securities, at value
(Cost $29,873,739)	$32,677,199
Receivables:
Dividends and interest	13,567
Fund shares sold	136
Prepaid expenses & other assets	26,265
Total assets	32,717,167

LIABILITIES
Payables:
Fund shares redeemed	11,430
Investment advisory fees, net	7,780
Administration fees	7,421
Fund accounting fees	5,599
Audit fees	33,181
Custody fees	1,256
Trustee fees	3,204
Transfer agent fees	8,796
Distribution fees	11,747
Chief Compliance Officer fees	1,821
Printing & mailing fees	6,372
Total liabilities	98,607
NET ASSETS	$32,618,560

COMPONENTS OF NET ASSETS
Paid-in capital	$30,097,122
Total distributable (accumulated) earnings (losses)	2,521,438
Net assets	$32,618,560

COMPUTATION OF NET ASSET VALUE
Net assets	$32,618,560
Shares issued and outstanding (unlimited
number of shares authorized without par value)	2,434,946
Net asset value, offering and redemption price per share	$13.40

The accompanying notes are an integral part of these financial statements.

CAN SLIM® TACTICAL GROWTH FUND

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)

INVESTMENT INCOME
Dividends (net of foreign withholding tax of $143)	$171,707
Interest	2,669
Other income	428
Total investment income	174,804

EXPENSES
Investment advisory fees	163,180
Distribution fees	40,795
Administration fees	31,755
Transfer agent fees	26,843
Fund accounting fees	18,935
Registration fees	11,859
Audit fees	11,080
Miscellaneous expense	11,040
Trustee fees	7,749
Reports to shareholders	6,534
Chief Compliance Officer fees	6,154
Legal fees	4,965
Custody fees	3,576
Insurance expense	1,413
Total expenses	345,878
Less: fees waived	(119,057)
Net Expenses	226,821
Net investment income (loss)	(52,017)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments and
foreign currency transactions	1,281,276
Change in net unrealized
appreciation/depreciation on investments	5,166,305
Net realized and unrealized gain (loss) on
investments and foreign currency transactions	6,447,581
Net increase (decrease) in net assets
resulting from operations	$6,395,564

The accompanying notes are an integral part of these financial statements.

CAN SLIM® TACTICAL GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	September 30, 2020	Year Ended
	(Unaudited)	March 31, 2020

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$(52,017)	$116,567
Net realized gain (loss) on investments
and foreign currency transactions	1,281,276	262,167
Change in net unrealized appreciation/
depreciation on investments	5,166,305	(4,455,262)
Net increase (decrease) in net
assets resulting from operations	6,395,564	(4,076,528)

DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions	—	(1,954,386)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets
derived from net change in
outstanding shares[1]	(2,818,215)	(12,934,380)
Total increase (decrease)
in net assets	3,577,349	(18,965,294)

NET ASSETS
Beginning of period/year	29,041,211	48,006,505
End of period/year	$32,618,560	$29,041,211

[1]	Summary of capital share transactions is as follows:

	Six Months Ended
	September 30, 2020		Year Ended
	(Unaudited)		March 31, 2020
	Shares	Value	Shares	Value
Shares sold	362,303	$4,584,743	271,135	$3,625,817
Shares issued in
reinvestment
of distributions	—	—	135,396	1,822,425
Shares redeemed[2]	(574,336)	(7,402,958)	(1,362,813)	(18,382,622)
Net increase
(decrease)	(212,033)	$(2,818,215)	(956,282)	$(12,934,380)

[2]	Net of redemption fees of $329 and $748, respectively.

The accompanying notes are an integral part of these financial statements.

CAN SLIM® TACTICAL GROWTH FUND

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD/YEAR

	Six Months Ended
	September 30,	Year Ended March 31,
	2020
	(Unaudited)	2020	2019	2018	2017	2016
Net asset value,
beginning of
period/year	$10.97	$13.32	$14.19	$14.81	$13.48	$14.19

INCOME FROM INVESTMENT OPERATIONS:
Net investment
income (loss)[1]	(0.02)	0.04	0.02	0.02	(0.01)	0.09
Net realized and
unrealized gain
(loss) on investments	2.45	(1.76)	(0.43)	2.14	1.43	(0.61)
Total from
investment operations	2.43	(1.72)	(0.41)	2.16	1.42	(0.52)

LESS DISTRIBUTIONS:
Net investment income	—	(0.05)	—	(0.03)	(0.01)	(0.02)
Realized gains	—	(0.58)	(0.46)	(2.75)	(0.08)	(0.17)
Total distributions	—	(0.63)	(0.46)	(2.78)	(0.09)	(0.19)
Paid in capital from
redemption fees (Note 2)[2]	0.00	0.00	0.00	0.00	0.00	0.00
Net asset value,
end of period/year	$13.40	$10.97	$13.32	$14.19	$14.81	$13.48
Total return	22.15%[3]	(13.79)%	(2.74)%	15.16%	10.55%	(3.66)%

SUPPLEMENTAL DATA:
Net assets, end of
period/year (millions)	$32.6	$29.0	$48.0	$60.3	$71.8	$79.6
Portfolio turnover rate	54%[3]	133%	183%	218%	242%	277%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	2.13%[4]	1.91%	1.76%	1.66%	1.65%	1.61%
After fees waived and
expenses absorbed	1.39%[4]	1.39%	1.39%	1.39%	1.39%	1.39%

RATIO OF NET INVESTMENT (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	(1.05)%[4]	(0.25)%	(0.26)%	(0.15)%	(0.33)%	0.40%
After fees waived and
expenses absorbed	(0.32)%[4]	0.27%	0.11%	0.12%	(0.07)%	0.62%

[1]	Net investment income per share calculated using the average shares outstanding.
[2]	Does not round to $0.01 or ($0.01) per share, as applicable.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

CAN SLIM® TACTICAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
AT SEPTEMBER 30, 2020 (UNAUDITED)

NOTE 1 – ORGANIZATION

The Fund is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.” The Fund commenced operations on September 26, 2005.

The investment objective of the Fund is long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and Master Limited Partnerships (“MLPs”), that are traded on U.S. national or foreign securities exchanges, are valued at either the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities, which may include REITs, BDCs and MLPs, that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth

CAN SLIM® TACTICAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
AT SEPTEMBER 30, 2020 (UNAUDITED) (CONTINUED)

in the pricing procedures adopted by the Board of Trustees (the “Board”). Fair value pricing is an inherently subjective process and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

CAN SLIM® TACTICAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
AT SEPTEMBER 30, 2020 (UNAUDITED) (CONTINUED)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2020. See the Schedule of Investments for the industry breakout.

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$23,581,943	$—	$—	$23,581,943
Investment
Companies	6,421,262	—	—	6,421,262
Short-Term
Investments	2,673,994	—	—	2,673,994
Total Investments
in Securities	$32,677,199	$—	$—	$32,677,199

B.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31 and net investment losses incurred after December 31, and within the taxable year, are deemed to arise on the first business day of the Fund’s next taxable year.  As of the most recent fiscal year end March 31, 2020, the Fund had post-October losses of $1,456,155 and there were no capital loss carryovers for the Fund.

CAN SLIM® TACTICAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
AT SEPTEMBER 30, 2020 (UNAUDITED) (CONTINUED)

As of the most recent fiscal year end March 31, 2020, the Fund did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years.  The Fund identifies its major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

C.
Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs generally are comprised of ordinary income, capital gains and may include return of capital. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.	Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains for the Fund normally are declared and paid on an annual basis.

E.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

F.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities by the total number of shares outstanding, rounded to the nearest cent. The Fund’s shares will not be priced on the days

CAN SLIM® TACTICAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
AT SEPTEMBER 30, 2020 (UNAUDITED) (CONTINUED)

on which the New York Stock Exchange is closed for trading. The offering and redemption price per share is equal to the Fund’s NAV per share. The Fund charges a 2.00% redemption fee on shares held less than 30 days. This fee is deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in-capital and such fees become part of the Fund’s daily NAV calculation.

G.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

H.
Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved Liquidity Risk Management Program (the “Program”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more that 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If at any time NorthCoast Asset Management, LLC (the “Adviser”) determines that the value of illiquid investments held by the Fund exceeds 15% of the Fund’s net asset value, the Adviser will take such steps as it considers appropriate to reduce them as soon as reasonable practicable in accordance with the Fund’s written Program.

I.
Subsequent Events. In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined that there are no subsequent events that would need to be disclosed in the Fund’s financial statements.

CAN SLIM® TACTICAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
AT SEPTEMBER 30, 2020 (UNAUDITED) (CONTINUED)

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Adviser provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Adviser furnishes all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. The amount of investment advisory fees incurred by the Fund for the six-months ended September 30, 2020 is disclosed in the Statement of Operations. The investment advisory fees incurred are paid monthly to the Adviser, net of any monthly waiver or reimbursement discussed below.

The Adviser has contractually agreed to limit the Fund’s total expenses to 1.39% of the Fund’s average daily net assets. The contract’s term is indefinite and may be terminated only by the Board. The amount of fees waived and expenses absorbed by the Adviser during the six-months ended September 30, 2020 is disclosed in the Statement of Operations.

The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees waived and/or Fund expenses it pays over the following three years after payment. At September 30, 2020, the remaining cumulative unreimbursed amount paid and/or waived by the Adviser on behalf of the Fund that may be recouped is shown in the table below. The Adviser may recapture a portion of the unreimbursed amount no later than the dates stated.

Expiration	Amount
March 31, 2021	$86,526
March 31, 2022	209,456
March 31, 2023	223,473
September 30, 2023	119,057
Total	$638,512

Any recapture of a fee waived or expense reimbursed should occur prior to the end of the third year after the reimbursement was paid, provided the aggregate amount of the Fund’s current operating expenses for such year does not exceed the lesser expense cap in place

CAN SLIM® TACTICAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
AT SEPTEMBER 30, 2020 (UNAUDITED) (CONTINUED)

at the time of waiver or reimbursement. Any amount due from the Adviser is paid monthly to the Fund, if applicable.

The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement. Any such reimbursement is also contingent upon the Board of Trustee’s review and approval.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Fund’s Administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Fund to Fund Services for these services for the six-months ended September 30, 2020, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. U.S. Bank N.A. serves as custodian to the Fund and is an affiliate of Fund Services.

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund may pay a fee to the Distributor at an annual rate of up to 0.25% of the average daily net assets of the Fund. These fees may be used by the Distributor to provide compensation for sales support, distribution activities, or shareholder servicing activities.  Distribution fees incurred by the Fund during the six-months ended September 30, 2020 are disclosed in the Statement of Operations.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the period ended September 30, 2020, the cost of purchases and the proceeds from the sale or maturity of securities, excluding short-term investments, were $15,636,895 and $18,268,490, respectively.

There were no purchases or sales of U.S. Government securities during the six-months ended September 30, 2020.

CAN SLIM® TACTICAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
AT SEPTEMBER 30, 2020 (UNAUDITED) (CONTINUED)

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The Fund did not make distributions during the six-months ended September 30, 2020.  The tax character of distributions paid during the year ended March 31, 2020 were as follows:

2020
Distribution paid from:
Ordinary income	$1,474,925
Capital gains	479,461
Total	$1,954,386

As of the most recent fiscal year end March 31, 2020, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$30,842,039
Gross tax unrealized appreciation	946,433
Gross tax unrealized depreciation	(3,389,486)
Net tax unrealized appreciation (depreciation)	(2,443,053)
Undistributed ordinary income	25,082
Undistributed long-term capital gain	—
Total distributable earnings	25,082
Other accumulated gain (loss)	(1,456,155)
Total accumulated gain (loss)	$(3,874,126)

The difference between book and tax-basis of cost of investments and net unrealized depreciation was attributable primarily to the treatment of wash sales.

NOTE 6 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Fund a credit facility pursuant to a separate Loan and Security Agreement for temporary or extraordinary purposes. Credit facility details for the six-months ended September 30, 2020, are as follows:

Maximum available credit	$6,000,000
Largest amount outstanding on an individual day	—
Average daily loan outstanding	—
Credit facility outstanding as of September 30, 2020	—
Average interest rate	—

CAN SLIM® TACTICAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
AT SEPTEMBER 30, 2020 (UNAUDITED) (CONTINUED)

NOTE 7 – (COVID-19) PANDEMIC

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

NOTE 8 – ELECTION OF TRUSTEES TO THE BOARD OF TRUSTEES OF THE TRUST (Unaudited)

A Special Meeting of Shareholders (the “Meeting”) took place on June 17, 2020. The Meeting was held for all of the funds in the Trust. All Trust shareholders of record, in the aggregate across all funds of the Trust, were entitled to attend or submit proxies. As of the record date, April 20, 2020, the Trust had 980,568,279 shares outstanding. The results of the voting for the proposal was as follows:

Proposal: Election of Trustees to	For	Votes
the Board of Trustees of the Trust	Votes	Withheld
1. Eric W. Falkeis	681,049,390	10,981,441
2. Kathleen T. Barr	681,250,626	10,779,780
3. Ashi S. Parikh	681,087,446	10,940,163

Accordingly, effective June 17, 2020, the Board of Trustees of Professionally Managed Portfolios consists of the following individuals, each of whom have been elected by shareholders:

Kathleen T. Barr,	Ashi S. Parikh,
Independent Trustee	Independent Trustee
Wallace L. Cook,	Carl A. Froebel,
Independent Trustee	Independent Trustee
Eric W. Falkeis,	Steven J. Paggioli,
Independent Trustee	Independent Trustee

CAN SLIM® TACTICAL GROWTH FUND

EXPENSE EXAMPLE
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) redemption fees; and (2) ongoing costs, including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/20 – 9/30/20).

Actual Expenses

The “Actual” line of the following table provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent currently charges a $15.00 fee. You will be charged a redemption fee equal to 2% of the net amount of the redemption if you redeem your shares within 30 days after you purchase them. An Individual Retirement Account will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not included in the example. The example includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting fees, fund administration fees, custody fees and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

CAN SLIM® TACTICAL GROWTH FUND

EXPENSE EXAMPLE
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2020 (UNAUDITED) (CONTINUED)

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	4/1/20	9/30/20	4/1/20-9/30/20[1]
Actual	$1,000.00	$1,221.50	$7.74

Hypothetical
(5% return
before expenses)	1,000.00	1,018.10	7.03

[1]
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.39% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period).

CAN SLIM® TACTICAL GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(UNAUDITED)

CAN SLIM® Select Growth Fund1

At a meeting held on August 13-14, 2020, the Board (which is comprised of six persons, all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between Professionally Managed Portfolios (the “Trust”) and NorthCoast Asset Management, LLC (the “Adviser”) for the CAN SLIM® Select Growth Fund (the “Fund”).  At this meeting and at prior meetings held on May 19-20, 2020 and June 18, 2020, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services provided by the Adviser to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Adviser under the Advisory Agreement.  The Trustees considered the nature, extent and quality of the Adviser’s overall services provided to the Fund as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Fund. The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record, as well as the Adviser’s cybersecurity program, business continuity plan, and risk management process. Additionally, the Board considered how the Advisor’s business continuity plan has operated during the recent COVID-19 pandemic. The Board also considered the

______________

[1]	At the August 13-14 meeting, the Board approved the CAN SLIM® Select Growth Fund’s name change to the CAN SLIM® Tactical Growth Fund effective August 31, 2020.

CAN SLIM® TACTICAL GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(UNAUDITED) (CONTINUED)

prior relationship between the Adviser and the Trust, as well as the Board’s knowledge of the Adviser’s operations, and noted that during the course of the prior year they had met with certain personnel of the Adviser in person or by videoconference to discuss fund performance and investment outlook, as well as, various marketing and compliance topics. The Board concluded that the Adviser had the quality and depth of personnel, resources, investment processes and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that they were satisfied with the nature, overall quality and extent of such management services.

2.
The Fund’s historical performance and the overall performance of the Adviser.  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of the Fund on both an absolute basis, and in comparison to its peer funds utilizing Morningstar classifications, appropriate securities market benchmarks and the Advisor’s similarly managed accounts, all for the periods ended March 31, 2020.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance. When reviewing the Fund’s performance against its comparative peer group universe, the Board took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe. When reviewing the Fund’s performance against broad market benchmarks, the Board took into account the differences in portfolio construction between the Fund and such benchmarks, as well as other differences  between actively managed funds and passive benchmarks, such as objectives and risks. In assessing periods of relative underperformance or outperformance, the Board took into account that relative performance can be significantly impacted by performance measurement periods and that some periods of underperformance may be transitory in nature while others may reflect more significant underlying issues.

CAN SLIM® TACTICAL GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(UNAUDITED) (CONTINUED)

The Board also took into account that Morningstar has changed the Fund’s peer group classification a number of times over the years. The Board considered the Adviser’s views that Morningstar’s current classification of the Fund (“Morningstar Peer Group”) was incorrect as it did not reflect the ability of the Fund to make significant tactical adjustments to its asset allocation, which it has done a number of times over the years. At the Board’s request, the Adviser provided the Board with fee and performance information against a peer group of funds with greater latitude to make tactical asset allocation adjustments (“Selected Peer Group”).

The Board noted that the Fund underperformed its Morningstar Peer Group median for the one-year, three-year and five-year periods and outperformed for the ten-year period. The Board also noted that the Fund had outperformed its Selected Peer Group median for the one-year, three-year, five-year and ten-year periods.

The Board also considered the performance of the Fund against its broad-based securities market benchmark, noting it underperformed its broad-based benchmark for the one-year, three-year, five-year and ten-year periods. The Board also noted that the Fund underperformed its secondary benchmark for the one-, three- and five-year periods and outperformed for the ten-year period.

The Board also noted that the Fund underperformed the Adviser’s similarly managed accounts composite for the one-year, three-year, five-year and ten-year periods. The Board noted that the Adviser represented that the difference in performance between the Fund and the similarly managed accounts composite was mainly attributable to the larger universe of eligible securities in which the Fund is permitted to invest, the fact that the Fund holds a larger minimum number of positions, the fact that there is a different range of cash-scaling between the Fund and similarly managed accounts, and the fact that there are different “trimming” thresholds between the Fund and the similarly managed accounts.

CAN SLIM® TACTICAL GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(UNAUDITED) (CONTINUED)

3.
The costs of the services to be provided and the structure of the Adviser’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to its peer funds and similarly managed separate accounts for other types of clients advised by the Adviser, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into consideration the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

The Board noted that the Adviser had contractually agreed to maintain an annual expense ratio of 1.39% for the Fund (the “Expense Cap”). The Board noted that both the Fund’s advisory fee and net expense ratio (less Rule 12b-1 fees) were higher than those of its Morningstar Peer Group  median and average, but in line with the average of the Selected Peer Group.  The Trustees also noted that the fees charged to the Fund were generally lower than or equal to the fees charged by the Adviser to its similarly managed separate accounts depending on the asset level.  The Board concluded that the fees paid to the Adviser were fair and reasonable in light of the comparative performance and advisory fee information.

4.
Economies of Scale.  The Board also considered whether economies of scale were being realized by the Adviser that should be shared with shareholders.  The Board noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its specified Expense Cap.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Adviser that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels increase.

CAN SLIM® TACTICAL GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(UNAUDITED) (CONTINUED)

5.
The profits to be realized by the Adviser and its affiliates from their relationship with the Fund.  The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Fund.  The Board considered the profitability to the Adviser from its relationship with the Fund and considered any additional material benefits derived by the Adviser from its relationship with the Fund, particularly the Rule 12b-1 fees paid to the Adviser.  The Board also considered that the Adviser does not allow separate accounts to invest in the Fund, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Adviser with respect to the Advisory Agreement was not excessive, and that the Adviser had maintained adequate financial resources to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Adviser, including the Fund’s advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

CAN SLIM® TACTICAL GROWTH FUND

STATEMENT REGARDING LIQUIDITY
RISK MANAGEMENT PROGRAM

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board has designated a committee of the Adviser to serve as the administrator of the program. Personnel of the Adviser conduct the day-to-day operation of the program pursuant to policies and procedures administered by the committee.

Under the program, the committee manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The committee’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Fund’s Board reviewed a report prepared by the committee regarding the operation and effectiveness of the program for the period June 1, 2019 through December 31, 2019. No significant liquidity events impacting the Fund were noted in the report. In addition, the committee provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

CAN SLIM® TACTICAL GROWTH FUND

INFORMATION ABOUT PROXY VOTING
(UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request without charge by calling (800) 558-9105. Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30 is available upon request without charge by calling (800) 558-9105. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s web site at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS
(UNAUDITED)

The Fund files its complete schedule of portfolio holdings with the SEC for its first and third quarters of each fiscal year as an exhibit to their reports on Part F of Form N-PORT.  The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-PORT may also be obtained by calling (800) 558-9105.

INFORMATION ABOUT THE FUND’S TRUSTEES
(UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 558-9105. Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Fund’s web site at www.northcoastam.com.

CAN SLIM® TACTICAL GROWTH FUND

INFORMATION ABOUT HOUSEHOLDING
(UNAUDITED)

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 558-9105 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

CAN SLIM® TACTICAL GROWTH FUND

PRIVACY NOTICE
(UNAUDITED)

The Fund collects non-public personal information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us verbally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholder or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from the governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Adviser
NorthCoast Asset Management, LLC
One Greenwich Office Park
Greenwich, CT 06831
www.northcoastam.com

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

Custodian
U.S. Bank N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant,
and Fund Administration
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(800) 558-9105

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, 29th Floor
Philadelphia, PA 19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, NY 10019
_____________________________________________________________

CAN SLIM® Tactical Growth Fund
Symbol – CANGX
CUSIP – 742935448

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)   /s/ Elaine E. Richards
     Elaine E. Richards, President/Principal Executive Officer

Date    December 7, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)   /s/ Elaine E. Richards
     Elaine E. Richards, President/Principal Executive Officer

Date    December 7, 2020

By (Signature and Title)   /s/ Aaron J. Perkovich
     Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date    December 7, 2020

* Print the name and title of each signing officer under his or her signature.